Consolidated Statements of Comprehensive Income - USD ($) $ in Thousands	12 Months Ended
	Mar. 31, 2026	Mar. 31, 2025	Mar. 31, 2024
Comprehensive income:
Net earnings	$ 114,674	$ 41,224	$ 63,318
Change in pension and postretirement benefits, net of tax expense (benefit) of $7,050, $5,772 and ($1,628), respectively	21,209	17,544	(4,892)
Total	$ 135,883	$ 58,768	$ 58,426